UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2009

ACADIA REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of	1-12002	23-2715194
incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1311 Mamaroneck Avenue
Suite 260
White Plains, New York 10605
(Address of principal executive offices) (Zip Code)

(914) 288-8100
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

In connection with its announcement on April 13, 2009 that it had commenced an underwritten public offering (the “Offering”) of its common shares of beneficial interest (“Common Shares”), Acadia Realty Trust (the “Company”) furnished a Current Report on Form 8-K to the Securities and Exchange Commission wherein it updated its 2009 guidance for diluted earnings per share and diluted funds from operations (“FFO”). Due to the increase in the size of the Offering (see Item 8.01 below), the Company is providing a further update to its 2009 guidance for diluted earnings per share and diluted FFO herein.

Based solely on the 5,000,000 Common Shares to be issued pursuant to the Underwriting Agreement, and certain current assumptions and estimates of the Company, the Company has updated its guidance for diluted earnings per share to be $0.03 to $0.04 lower, and diluted FFO per share to be $0.08 to $0.09 lower than each of the low and high ends of the guidance previously issued in its press release, dated February 11, 2009, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K as furnished to the Securities and Exchange Commission on February 13, 2009 (the “February 11 Guidance”). In the event the Underwriters were to exercise the 30-day option to purchase all additional 750,000 Common Shares (the “Option”), diluted earnings per share would be $0.04 to $0.05 lower and diluted FFO per share would be $0.09 to $0.10 lower than each of the low and high ends of the February 11 Guidance.

The Company considers FFO as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity real estate investment trust (“REIT”) due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (losses) from sales of depreciated property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REIT’s. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

The following is a reconciliation of the calculation of the Company’s guidance range for 2009 of diluted earnings per share and diluted FFO per share:

Guidance Range for 2009	Excluding Option		Including Option
	Low	High	Low	High
Diluted earnings per share	$0.48	$0.61	$0.47	$0.60
Depreciation of real estate and amortization of leasing costs:
Wholly owned and consolidated partnerships	0.44	0.44	0.44	0.44
Unconsolidated partnerships	0.04	0.04	0.04	0.04
Minority interest in Operating Partnership	0.01	0.01	0.01	0.01
Diluted FFO per share	$0.97	$1.10	$0.96	$1.09

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

*******

Certain matters in this item, including statements relating to our future operating results, may constitute forward-looking statements within the meaning of federal securities law and as such may involve known and unknown risk, uncertainties and other factors that may cause the actual results, performances or achievements of the Company to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. These forward-looking statements include statements regarding the Company’s future financial results and its ability to capitalize on potential opportunities arising from the current economic turmoil. Factors that could cause its forward-looking statements to differ from its future results include, but are not limited to, those discussed under the headings “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s most recent annual report on Form 10-K filed with the SEC on February 27, 2009 (“Form 10-K”) and other periodic reports filed with the SEC and the prospectus supplement dated April 14, 2009, including risks related to: (i) dilution resulting from the Offering; (ii) the current global financial crisis and its effect on retail tenants, including several recent bankruptcies of major retailers; (iii) the Company’s reliance on revenues derived from major tenants; (iv) the Company’s limited control over joint venture investments; (v) the Company’s partnership structure; (vi) real estate and the geographic concentration of its properties; (vii) market interest rates; (viii) leverage; (ix) liability for environmental matters;(x) the Company’s growth strategy; (xi) the Company’s status as a REIT (xii) uninsured losses and (xiii) the loss of key executives. Copies of the Form 10-K and the other periodic reports the Company files with the SEC are available on the Company’s website at www.acadiarealty.com. Any forward-looking statements in this Form 8-K speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.

Item 8.01 Other Events.

On April 14, 2009, the Company issued a press release announcing the pricing of the Offering and the increase in size of the Offering to 5,000,000 Common Shares from the originally contemplated 4,500,000 million Common Shares. A copy of that press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On April 14, 2009, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters 5,000,000 Common Shares. Additionally, the Company granted to the Underwriters a 30-day option to purchase up to an additional 750,000 Common Shares to cover additional purchases of Common Shares, if any. The Common Shares were offered and sold pursuant to a prospectus supplement, dated April 14, 2009 and related prospectus, dated April 9, 2009, relating to the Company’s shelf registration statement on Form S-3 (File No. 333-157886). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On April 14, 2009, Berliner, Corcoran & Rowe L.L.P. delivered its legality opinion with respect to the Common Share to be issued in the Offering. A copy of the legality opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits

Exhibit Number                                                       Description

1.1	Underwriting Agreement, dated April 14, 2009, by and among Acadia Realty Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the several underwriters named therein.

5.1	Opinion of Berliner, Corcoran & Rowe L.L.P. as to legality of the securities

23.1	Consent of Berliner, Corcoran & Rowe L.L.P. (included in Exhibit 5.1)

99.1	Press Release dated April 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST

Date: April 14, 2009	By: /s/ Michael Nelsen
Name: Michael Nelsen
Title: Senior Vice President and Chief Financial Officer